UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2018

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2018

TABLE OF CONTENTS

Page
Adviser's Shareholder Letter	1 - 4
Expense Example	5
Consolidated Financial Statements
Consolidated Schedule of Investments	6 - 17
Consolidated Statement of Assets and Liabilities	18 - 19
Consolidated Statement of Operations	20
Consolidated Statement of Changes in Net Assets	21
Consolidated Financial Highlights	22 - 23
Notes to Consolidated Financial Statements	24 - 41
Report of Independent Registered Public Accounting Firm	42
Trustee and Officer Information	43 - 44
General Information	45
Approval of Investment Advisory Agreement	46 - 47
Privacy Notice	48
Change in Independent Registered Public Accounting Firm	48

Dear Shareholder:

Infinity Q Capital Management (“Infinity Q”) is a pioneering hedge fund firm managed by a team of professionals who also manage assets for Wildcat Capital Management, the family office for David Bonderman, the co-founder of $75 Billion private equity firm TPG. The Infinity Q Diversified Alpha Fund (the “Fund”) attempts to generate positive absolute returns by providing exposure to several “alternative” strategies including Volatility, Equity Long/Short, Relative Value, and Global Macro. Our strategies are intended to have a low correlation to equity, fixed income, and credit markets.

Infinity Q combines analytics, research, and trading to manage its investment strategies. Our team analyzes 50 million data points across global asset classes using robust quantitative models and screens. The team uses extensive due diligence to research discretionary and systematic investment ideas that originate from this analysis and from the buy side, the sell side and academia. As a final step, we utilize our expertise in derivatives to optimize trade structuring for both systematic and discretionary strategies. Our “Quantamental” process combines the depth of private equity investing with the breadth of quantitative analysis. We believe that every year there are 10-15 extremely asymmetric opportunities across asset classes, and we utilize our breadth to uncover these opportunities, and our depth to research and execute them.

Our portfolio construction and dynamic asset allocation process incorporates risk management throughout and considers proprietary optimizations and our current macroeconomic outlook. Strategies are added to the portfolio and sized appropriately utilizing both quantitative and qualitative inputs including expected return, expected tail loss, market payoff distributions, correlations, and liquidity to arrive at our optimal portfolio.

On a total return basis, the Fund’s Institutional Class shares returned 11.52% for the period beginning August 31, 2017 and ending August 31, 2018. The Fund’s benchmark, the Credit Suisse Hedge Fund Index, had a return of 3.22% over the same period.

In the next section, we provide more detail on the performance attribution by strategy.

Volatility
The Volatility portfolio contributed 941 basis points during the period. The gains were driven by our long equity volatility positions, vega neutral equity volatility positions, and long Foreign Exchange volatility positions. Our short equity and FX volatility positions detracted value over the period.

Global Macro
The Global Macro portfolio detracted 93 bps during the period. The losses were paced by our directional emerging market FX positions These losses were partially offset by gains in our developed market FX positions.

Relative Value
The Relative Value portfolio gained 59 bps during the period. The gains were primarily driven by our commodity curve trading strategies. These low-volatility strategies seek to generate returns by taking offsetting positions within commodity futures based on the shape of the forward curves. These strategies are non-directional and have low correlation to other strategies within our portfolio.

Equity Long/Short (L/S)
The Equity L/S strategy gained 245 bps. The gains were driven by our Healthcare long/short strategy. Our MLP long/short portfolio also generated gains as potential tax changes benefited the sector during the summer of 2018. Our European L/S also contributed modest gains during the period.

Comparison of Change in Value of a Hypothetical $1,000,000 Investment from 9/30/14 (inception) through 8/31/18
(Assumes reinvestment of dividends and capital gains but does not reflect the effect of redemption fees and does not guarantee future performance)

Total Returns as of August 31, 2018
Infinity Q Diversified Alpha Fund
	1 Year	3 Years *	September 30, 2014 (inception) to August 31, 2018 *
Fund – Institutional Class: IQDNX	11.52%	6.14%	5.47%
Fund – Investor Class: IQDAX (without load)	11.28%	5.89%	5.23%

Credit Suisse Hedge Fund Index	3.22%	2.57%	2.36%

*Returns reported for periods greater than one year are annualized.

The gross expense ratio for the Institutional Share Class is 2.10% without dividend and interest expense, but there is an expense cap at 1.95%. The gross expense ratio for the Investor Share Class is 2.44% without dividend and interest expense, but there is an expense cap at 2.20%. The Adviser has contractually agreed to waive fees until at least December 31, 2019.

Performance data quoted represents past performance; past performance is not an indicator or guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance current to the most recent month-end may be obtained by calling 1-844-IQFUND1. The performance presented is net of management fees and expenses and reflects the reinvestment of dividends and other earnings. Performance data also reflects fee waivers and in the absence of these waivers performance would be reduced. Performance data does not reflect the 1.00% redemption fee imposed on shares held 60 days or less which would also reduce performance.

The Fund imposes a 1% redemption fee on shares held 60 days or less.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Derivatives, such as Credit Default Swaps (CDS) and Forwards and Futures, involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs.

Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Vega Neutral strategies have near zero exposure to market implied volatility.

Beta measures the volatility of the Fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index and includes only funds, as opposed to separate accounts. The index uses the Credit Suisse Hedge Fund Database, which tracks approximately 9,000 funds and consists only of funds with a minimum of US$50 million under management, a 12-month track record, and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses.

 One cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Infinity Q Capital Management is the Advisor to the Infinity Q Diversified Alpha Fund, which is distributed by Quasar Distributors, LLC.

Infinity Q Capital Management, LLC was launched to offer certain of Wildcat's investment strategies to institutional and retail clients. Wildcat Capital Management, LLC was formed in September 2011 to act as the family investment office for the founding partner of TPG Capital, David Bonderman. The investment team and control functions are largely the same for both Wildcat and Infinity Q. Quasar Distributors, LLC is not affiliated with TPG Capital or Wildcat Capital Management, LLC.

Infinity Q Diversified Alpha Fund
Expense Example
For the Period Ended August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, dividend expense, and interest expense; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2017 to August 31, 2018 (the “Period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the Period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD
Infinity Q Diversified Alpha Fund – Investor Class
Actual Fund Return (1)	$1,000.00	$1,013.20	2.60%	$13.18
Hypothetical 5% Return *	$1,000.00	$1,038.30	2.60%	$13.35

Infinity Q Diversified Alpha Fund – Institutional Class
Actual Fund Return (1)	$1,000.00	$1,014.00	2.34%	$11.87
Hypothetical 5% Return *	$1,000.00	$1,036.99	2.34%	$12.01

(1)
Expenses are equal to each class’s annualized expense ratio of 2.60% for Investor Class and 2.34% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Period).

*
Hypothetical expenses are equal to each class's annualized expense ratio as indicated, multiplied by the average account value over the six-month period commencing March 1, 2018, multiplied by 184/365 to reflect information had each class been in operation for the entire period.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments
August 31, 2018

COMMON STOCKS (2.1%)	Shares			Value

Health Care Technology
NantHealth, Inc. (a)	81,870			$181,751
UroGen Pharma Ltd. (a)	126,605			6,118,820
Total Health Care Technology				6,300,571

TOTAL COMMON STOCKS (Cost $4,508,076)				$6,300,571

SHORT-TERM INVESTMENTS (65.7%)
Fidelity Investments Money Market Funds - Gvmt. Portfolio - Class I, 1.82% (b)	182,944,553			182,944,553
STIT Invesco Government & Agency Portfolio - Institutional Class, 1.85% (b) (c)	15,804,998			15,804,998
TOTAL SHORT-TERM INVESTMENTS (Cost $198,749,551)				$198,749,551

TOTAL INVESTMENTS (67.8%) (Cost $203,257,627)				$205,050,122

OTHER ASSETS IN EXCESS OF LIABILITIES (32.2%)				97,439,371
TOTAL NET ASSETS (100.0%)				$302,489,493

OPTIONS PURCHASED (1.4%) (a)
	Contracts		Notional ($)
Call Options Purchased (0.2%)
SPX Volatility Index, Expires September 19, 2018 at $18.00	14,000		18,004,000	630,000
Total Call Options Purchased (Premiums paid $1,484,480)				630,000

Put Options Purchased (0.3%)
S&P 500 Index, Expires September 7, 2018 at $2,750.00	1,200		348,182,400	106,800
S&P 500 Index, Expires September 7, 2018 at $2,850.00	1,200		348,182,400	276,000
VanEck Vectors Gold Miners ETF, Expires October 19, 2018 at $19.00	6,750		12,521,250	587,250
Total Put Options Purchased (Premiums paid $515,002)				970,050
			Notional /
		Counterparty	Vega Notional
Over the Counter Options Purchased (0.5%)
Dispersion Basket, 30% Volatility Strike, Expires December 20, 2019 (d) ^	-	MS	80,000,000 USD	903,760
S&P 500 Index Knock-Out Put, Expires November 16, 2018 at $2,600.00 (e)	400	BAML	116,060,800 USD	243,165
SX5E Index Put, Expires June 18, 2021 at at $2,800.00 (f)	20,700	BAML	57,860,000 USD	236,015
Total Over the Counter Options Purchased (Premiums paid $2,444,000)				1,382,940

Currency Options Purchased (0.4%)
TRY Call / EUR Put, Expires December 21, 2018 at 4.50 TRY	-	MS	45,000,000 EUR	52
USD Call / ILS Put, Expires May 1, 2019 at 3.60 ILS	-	MS	20,000,000 USD	274,600
USD Call / TWD Put, Expires June 18, 2019 at 30.50 TWD	-	DB	60,000,000 USD	894,600
Total Currency Options Purchased (Premiums paid $1,432,659)				1,169,252

TOTAL OPTIONS PURCHASED (Premiums paid $5,876,141)				$4,152,242

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, DB - Deutsche Bank Securities, MS - Morgan Stanley

^ Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

(a) Non-income producing security.

(b) Rate quoted is seven-day yield at period end.

(c) Position held in the Subsidiary. See Notes.

(d) Terms and underlying basket components are listed on the following page.

(e)  Option includes a knock-out barrier at the S&P 500 Index price of $2,100. The option can no longer be exercised if the S&P 500 Index trades at or below this level during market hours on or before expiration.

(f) Forward volatility agreement on the Euro Stoxx 50 Index effective June 21, 2019. The premium paid will be terminated based on the level of implied volatility for the June 18, 2021 option.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

The following tables provide information on the underlying components of each option on dispersion basket. Underlying components are equally weighted. The payout will equal the notional amount multiplied by the average absolute difference between the return of each underlying security and the return of the basket in excess of the strike. If the average difference is less than the strike, the option will expire worthless.

Morgan Stanley Dispersion Basket, 30% Volatility Strike, Expires December 20, 2019
Effective January 10, 2018 Notional: $80,000,000
	Initial Price Level
Security	at January 10, 2018

Alphabet, Inc. - Class A	1110.14	USD
Analog Devices, Inc.	90.11	USD
Apple, Inc.	174.29	USD
Aptiv plc	90.46	USD
Bayerische Motoren Werke AG	89.40	EUR
BP plc	530.50	GBP
Continental AG	242.40	EUR
Daimler AG-REG	74.15	EUR
Ford Motor Co.	13.03	USD
General Motors Co.	43.00	USD
Hitachi Ltd.	917.50	JPY
Honda Motor Corp	4102.00	JPY
Infineon Technologies AG	24.57	EUR
Michelin	128.85	EUR
Nidec Corp	16865.00	JPY
Progressive Corp	55.68	USD
Renault SA	88.09	EUR
Royal Dutch Shell plc - Class A	2557.00	GBP
SKF AB - Class B	187.50	SEK
Tesla, Inc.	334.80	USD
The Allstate Corp	100.43	USD
The Goodyear Tire & Rubber Co.	33.47	USD
Toyota Motor Corp	7706.00	JPY
Umicore S.A.	43.62	EUR
Valeo S.A.	65.68	EUR
Volkswagen AG-PREF	178.20	EUR

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

WRITTEN OPTIONS (-1.1%)
	Contracts	Notional ($)	Value
Call Options Written (-0.2%)
SPX Volatility Index, Expires September 19, 2018 at $23.00	(14,000)	(18,004,000)	(315,000)
SPX Volatility Index, Expires September 19, 2018 at $28.00	(7,000)	(9,002,000)	(87,500)
SPX Volatility Index, Expires October 17, 2018 at $24.00	(4,500)	(5,787,000)	(270,000)
Total Call Options Written (Premiums received $1,640,610)			(672,500)

Put Options Written (-0.7%)
S&P 500 Index, Expires September 7, 2018 at $2,800.00	(2,400)	(696,364,800)	(259,200)
S&P 500 Index, Expires March 15, 2019 at $2,550.00	(320)	(92,848,640)	(1,123,200)
VanEck Vectors Gold Miners ETF, Expires October 19, 2018 at $21.00	(2,250)	(4,173,750)	(559,125)
Total Put Options Written (Premiums received $2,562,589)			(1,941,525)
	Counterparty	Notional
Currency Options Written (-0.1%)
ILS Call / USD Put, Expires May 1, 2019 at 3.50 ILS	MS	(10,000,000) USD	(139,750)
USD Call / ILS Put, Expires May 1, 2019 at 3.90 ILS	MS	(20,000,000) USD	(44,800)
USD Call/ TWD Put, Expires June 18, 2019 at 32.50 TWD	DB	(60,000,000) USD	(237,180)
Total Currency Options Written (Premiums received $526,210)			(421,730)

Over the Counter Options Written (-0.1%)
USD Put / TWD Call, Expires June 18, 2019 at 30.00 TWD (a)	DB	(750,000) USD	(381,920)
Total Over the Counter Options Written (Premiums received $510,442)			(381,920)

TOTAL WRITTEN OPTIONS (Premiums received $5,239,851)			$(3,417,675)

Counterparty abbreviation: MS - Morgan Stanley, DB - Deutsche Bank Securities

(a) Digital option on USDTWD where payment of the notional amount will be made if the exchange rate is below 30.00 on June 18, 2019.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

FORWARD CURRENCY CONTRACTS (0.0%) (a)

Settlement Date	Currency Delivered		Delivered Currency Value ($) August 31, 2018	Currency Received		Received Currency Value ($) August 31, 2018	Unrealized Appreciation / (Depreciation)
10/4/2018	187,540,000	SAR	$50,005,333	50,008,000	USD	$50,008,000	$2,667

TOTAL FORWARD CURRENCY CONTRACTS							$2,667

CREDIT DEFAULT SWAP CONTRACTS

Counterparty	Buy / Sell Protection	Reference Entity (b)	Rate Paid / (Received) by the Fund	Payment Frequency	Termination Date	Notional	Fair Value	Up Front PremiumPaid / (Received)	Unrealized Gain /(Loss)
BAML	Buy	CDX EM 25	1.00%	Quarterly	6/20/2021	$19,000,000	$254,130	$805,985	$(551,855)
MS	Buy	NJ STATE	1.00%	Quarterly	6/20/2023	7,000,000	(121,882)	(80,016)	(41,866)
MS	Buy	S KOREA	1.00%	Quarterly	9/20/2020	10,000,000	(180,451)	(80,123)	(100,328)

TOTAL OF CREDIT DEFAULT SWAP CONTRACTS							$(48,203)	$645,846	$(694,049)

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, MS - Morgan Stanley

(a) Morgan Stanley was the counterparty of all forward currency contracts held at August 31, 2018.

(b) The following is a description of each reference entity:

CDX EM 25 − CDX Emerging Markets S25 1.00% June 20, 2021 NJ STATE − State of New Jersey 5.250% July 1, 2019 S KOREA − Republic of Korea 7.125% April 16, 2019

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity (a)	Rate Paid / (Received) by the Fund	Frequency	Termination Date	Notional		Unrealized Gain / (Loss)
BAML	MLBX4SX6 (b)	2.00%	Monthly	3/13/2019	19,627,272	USD	$-
BAML	MLBX4SX6 (b)	1.40%	Monthly	6/14/2019	30,481,153	USD	-
BAML	MLBX5HC1 (b)	-	Monthly	2/22/2019	48,460,356	USD	-
BAML	MLCVDC1X (b)	-	Monthly	10/29/2018	26,323,100	USD	-
SG	SGBVWEPH	0.38%	Quarterly	11/13/2018	45,500,000	EUR	1,217,335
SG	SGI US Gravity Index	0.50%	Monthly	11/23/2018	31,000,000	USD	(477,995)
SG	SGI Wildcat Top MLP Index	3 Mo. LIBOR, 2.34%	Quarterly	11/13/2018	20,700,000	USD	224,941
SG	Wildcat Ludician 2 USD ER Index	0.50%	Monthly	7/3/2019	16,000,000	USD	125,647

TOTAL OF TOTAL RETURN SWAP CONTRACTS							$1,089,928

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, SG - Societe Generale

(a) The tables on the following pages provide information on the underlying components of each total return swap contract.

(b) Position held in Subsidiary. See Notes.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

MLBX4SX6, MLBX5HC1, MLCVDC1X - Merrill Lynch Wildcat Commodity Relative Value Indices employ commodity relative value strategies using commodity futures across agriculture, energy, industrial metals, precious metals, and livestock.

Swap Reference Entity:	MLBX4SX6			Swap Reference Entity:	MLBX5HC1
			% of Total				% of Total
Underlying Instrument	Quantity	Value	Basket Value ^	Underlying Instrument	Quantity	Value	Basket Value ^
Brent Crude Futures Nov 2018	(165)	$(12,846,867)	5.7%	Brent Crude Futures Nov 2018	(289)	$(22,454,841)	5.4%
Brent Crude Futures Jan 2019	165	12,693,203	5.6%	Brent Crude Futures Mar 2019	289	22,141,891	5.3%
Natural Gas Futures Nov 2018	(425)	(12,503,951)	5.5%	WTI Crude Futures Jan 2019	(312)	(21,471,245)	5.2%
Natural Gas Futures Dec 2018	408	12,350,164	5.5%	WTI Crude Futures Mar 2019	315	21,453,423	5.2%
WTI Crude Futures Dec 2018	177	12,194,604	5.4%	Natural Gas Futures Jan 2019	(636)	(19,792,878)	4.8%
WTI Crude Futures Nov 2018	(174)	(12,044,579)	5.3%	Natural Gas Futures Mar 2019	666	19,783,778	4.8%
Corn Futures Dec 2018	(509)	(9,286,201)	4.1%	Corn Futures Mar 2019	823	15,524,920	3.7%
Corn Futures Mar 2019	488	9,198,761	4.1%	Corn Futures Dec 2018	(849)	(15,487,756)	3.7%
Soybean Futures Mar 2019	176	7,650,850	3.4%	Copper Futures Dec 2018	(220)	(14,720,552)	3.5%
Soybean Futures Nov 2018	(179)	(7,543,787)	3.3%	Copper Futures Mar 2019	219	14,712,510	3.5%
LME Pri Alum Futures Nov 2018	(119)	(6,339,136)	2.8%	Soybean Futures Mar 2019	301	13,079,863	3.2%
Gasoline RBOB Futures Dec 2018	77	6,338,940	2.8%	Soybean Futures Jan 2019	(304)	(13,042,484)	3.1%
LME Pri Alum Futures Dec 2018	118	6,299,374	2.8%	Gasoline RBOB Futures Mar 2019	136	11,318,122	2.7%
Wheat Futures (CBT) Dec 2018	(220)	(6,012,172)	2.7%	Gasoline RBOB Futures Jan 2019	(137)	(11,314,282)	2.7%
Wheat Futures (CBT) Mar 2019	212	5,991,128	2.7%	LME Pri Alum Futures Jan 2019	(201)	(10,720,504)	2.6%
Gasoline RBOB Futures Nov 2018	(72)	(5,978,240)	2.6%	LME Pri Alum Futures Mar 2019	200	10,712,959	2.6%
NY Harbor ULSD Futures Nov 2018	(62)	(5,869,336)	2.6%	NY Harbor ULSD Futures Jan 2019	(106)	(10,028,347)	2.4%
NY Harbor ULSD Futures Dec 2018	62	5,808,644	2.6%	NY Harbor ULSD Futures Mar 2019	107	10,017,265	2.4%
Live Cattle Futures Feb 2019	123	5,733,747	2.5%	Wheat Futures (CBT) Dec 2018	(366)	(9,988,051)	2.4%
Live Cattle Futures Oct 2018	(132)	(5,729,378)	2.5%	Wheat Futures (CBT) Mar 2019	352	9,962,024	2.4%
Soybean Meal Futures Mar 2019	137	4,233,101	1.9%	Live Cattle Futures Feb 2019	210	9,837,373	2.4%
Soybean Meal Futures Dec 2018	(137)	(4,220,115)	1.9%	Live Cattle Futures Oct 2018	(225)	(9,787,237)	2.4%
LME Nickel Futures Nov 2018	(54)	(4,110,143)	1.8%	Soybean Meal Futures Mar 2019	238	7,342,874	1.8%
LME Nickel Futures Dec 2018	53	4,080,572	1.8%	Soybean Meal Futures Jan 2019	(236)	(7,264,646)	1.7%
Sugar #11 Futures (World) May 2019	305	3,925,313	1.7%	LME Nickel Futures Mar 2019	91	7,046,939	1.7%
Sugar #11 Futures (World) Mar 2019	(306)	(3,917,174)	1.7%	LME Nickel Futures Jan 2019	(91)	(7,044,474)	1.7%
Soybean Oil Futures Dec 2018	(198)	(3,411,623)	1.5%	Sugar #11 Futures (World) Oct 2018	(539)	(6,401,004)	1.5%
Soybean Oil Futures Jan 2019	195	3,391,947	1.5%	Sugar #11 Futures (World) Mar 2019	495	6,328,847	1.5%
LME Zinc Futures Nov 2018	(54)	(3,300,800)	1.5%	Soybean Oil Futures Jan 2019	(332)	(5,770,238)	1.4%
LME Zinc Futures Dec 2018	54	3,291,136	1.5%	Soybean Oil Futures Mar 2019	328	5,765,782	1.4%
Coffee 'C' Futures Dec 2018	(79)	(3,007,569)	1.3%	LME Zinc Futures Mar 2019	94	5,760,699	1.4%
Coffee 'C' Futures Mar 2019	76	3,002,447	1.3%	LME Zinc Futures Jan 2019	(94)	(5,757,506)	1.4%
KC HRW Wheat Futures Dec 2018	(87)	(2,403,770)	1.1%	Coffee 'C' Futures Mar 2019	131	5,168,082	1.2%
KC HRW Wheat Futures Mar 2019	82	2,367,966	1.0%	Coffee 'C' Futures Dec 2018	(135)	(5,157,715)	1.2%
Lean Hogs Futures Feb 2019	91	2,292,408	1.0%	Lean Hogs Futures Feb 2019	167	4,194,148	1.0%
Lean Hogs Futures Dec 2018	(106)	(2,261,068)	1.0%	Cotton No.2 Futures Mar 2019	98	4,051,916	1.0%
Cotton No.2 Futures Mar 2019	54	2,233,040	1.0%	Cotton No.2 Futures Dec 2018	(98)	(4,047,755)	1.0%
Cotton No.2 Futures Dec 2018	(54)	(2,231,994)	1.0%	KC HRW Wheat Futures Dec 2018	(141)	(3,907,231)	0.9%
LME Copper Futures Dec 2018	(0)*	(59,454)	0.0%	KC HRW Wheat Futures Mar 2019	136	3,902,408	0.9%
				Lean Hogs Futures Oct 2018	(177)	(3,563,278)	0.9%
		$(12)	100.0%	Live Cattle Futures Dec 2018	0 *	7,096	0.0%
				Lean Hogs Futures Dec 2018	(0)*	(4,724)	0.0%
				Brent Crude Futures Jan 2019	0 *	4,228	0.0%
^ Presented as percentage of absolute value.
						$390,399	100.0%
* Amount held in basket is less than one contract.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

Swap Reference Entity:	MLCVDC1X

MLCVDC1X aims to generate positive performance from trading Corn Futures and Options on Corn Futures.
					% of Total
Underlying Instrument		Strike	Quantity	Value	Basket Value ^
Corn Futures Dec 2018			(610)	$(11,129,568)	74.4%
Dec 2018 Puts on Corn Futures	Puts	380	(814)	(925,525)	6.2%
Dec 2018 Puts on Corn Futures	Puts	370	(653)	(514,426)	3.4%
Dec 2018 Calls on Corn Futures	Calls	370	(653)	(351,116)	2.3%
Corn Futures Mar 2019			(18)	(337,828)	2.3%
Dec 2018 Calls on Corn Futures	Calls	380	(814)	(315,289)	2.1%
Dec 2018 Calls on Corn Futures	Calls	360	(374)	(278,342)	1.9%
Dec 2018 Puts on Corn Futures	Puts	390	(148)	(224,507)	1.5%
Dec 2018 Puts on Corn Futures	Puts	360	(374)	(184,813)	1.2%
Mar 2019 Calls on Corn Futures	Calls	370	(141)	(154,251)	1.0%
Mar 2019 Puts on Corn Futures	Puts	370	(141)	(103,985)	0.7%
Dec 2018 Calls on Corn Futures	Calls	350	(96)	(98,890)	0.7%
Mar 2019 Puts on Corn Futures	Puts	390	(67)	(89,921)	0.6%
Mar 2019 Puts on Corn Futures	Puts	380	(69)	(70,342)	0.5%
Mar 2019 Calls on Corn Futures	Calls	380	(69)	(60,906)	0.4%
Mar 2019 Calls on Corn Futures	Calls	390	(67)	(47,891)	0.3%
Dec 2018 Calls on Corn Futures	Calls	390	(148)	(40,645)	0.3%
Dec 2018 Puts on Corn Futures	Puts	350	(96)	(26,531)	0.2%

				$(14,954,776)	100.0%

Swap Reference Entity:	SGI US Gravity Index

SGI US Gravity Index aims to generate positive performance from potential mean-reversion patterns in the levels of the S&P 500 index using futures on the index.
			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
S&P 500 Futures Sept 2018	(37)	$(26,736,973)	100.0%

Swap Reference Entity: SGI Wildcat Top MLP Index

SGI Wildcat Top MLP Index aims to generate positive performance from dynamically trading listed MLP equities.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
US Dollars	21,648,581	$21,648,581	100.0%

Swap Reference Entity: Wildcat Ludician 2 USD ER Index

Wildcat Ludician 2 USD ER Index aims to generate positive performance from trading VIX Index futures.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
CBOE VIX Futures Sep 2018	(238)	$(3,345,390)	56.0%
CBOE VIX Futures Oct 2018	(173)	$(2,632,438)	44.0%
		$(5,977,828)	100.0%
^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

Swap Reference Entity:	SGBVWEPH *

SGBVWEPH Index aims to generate positive performance by trading constituents of the STOXX Europe 600 Price Index on a market neutral basis.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
FTSE 100 Index Futures Sep 2018	(208)	$(20,056,521)	9.8%
CAC40 10 Euro Index Futures Sep 2018	(198)	(12,421,314)	6.1%
Swiss Market Index Futures Sep 2018	(112)	(10,366,563)	5.1%
DAX Index Futures Sep 2018	(28)	(10,165,313)	5.0%
Amsterdam Index Futures Sep 2018	(55)	(7,061,074)	3.5%
Euro Stoxx 50 Futures Sep 2018	(157)	(6,160,296)	3.0%
IBEX 35 Index Futures Sep 2018	(51)	(5,507,938)	2.7%
OMXS30 IND FUTURE Sep18	(286)	(5,172,041)	2.5%
FTSE/MIB Index Futures Sep 2018	(34)	(4,017,786)	2.0%
Sgs SA-Reg	339	891,727	0.4%
Wolters Kluwer	13,463	852,347	0.4%
Roche Holding AG-Genusschein	3,350	831,497	0.4%
Diageo plc	23,222	810,899	0.4%
Novartis AG-Reg	9,602	795,657	0.4%
Intercontinental Hotels Group plc	11,836	729,357	0.4%
Bouygues SA	16,303	718,975	0.4%
Boliden AB	27,330	714,946	0.3%
Givaudan-Reg	294	713,553	0.3%
Viscofan SA	9,411	684,725	0.3%
Bureau Veritas SA	26,185	672,180	0.3%
Kuehne + Nagel Intl AG-Reg	4,132	666,552	0.3%
Eiffage SA	5,878	660,918	0.3%
Schindler Holding - Participatory Note	2,758	657,333	0.3%
Ems-Chemie Holding AG-Reg	1,022	644,652	0.3%
Hermès International SA	974	632,902	0.3%
Bayerische Motoren Werke AG	6,512	629,741	0.3%
Bayerische Motoren Werke	3,915	617,310	0.3%
Relx plc	27,790	614,711	0.3%
Meggitt plc	87,643	610,870	0.3%
Siltronic AG	4,217	610,264	0.3%
Halma plc	32,821	609,150	0.3%
Gecina SA	3,547	608,327	0.3%
EVRAZ plc	93,760	604,749	0.3%
Partners Group Holding AG	762	597,426	0.3%
Sanofi	6,975	595,942	0.3%
LEG Immobilien AG	4,799	585,142	0.3%
BASF SE	6,307	582,758	0.3%
Anglo American plc	28,490	569,232	0.3%
HeidelbergCement AG	7,157	569,140	0.3%
Experian plc	22,520	560,300	0.3%
Carlsberg A/S- B Shares	4,548	554,579	0.3%
Coloplast A/S- B Shares	5,174	553,168	0.3%
Relx plc	24,855	550,795	0.3%
Koninklijke Ahold Delhaize NV	22,598	549,142	0.3%
SEGRO plc	64,199	547,620	0.3%
KAZ Minerals plc	90,128	544,375	0.3%
BBA Aviation plc	135,160	541,992	0.3%
Chocoladefabriken Lindt & Sprungli AG	6	541,988	0.3%
Legrand SA	7,190	541,038	0.3%
Rightmove plc	84,105	536,592	0.3%
Other Underlying Index Components *		66,022,484	47.3%
		$11,198,209	100.0%

* Largest 50 underlying components by market value at August 31, 2018 are listed.

^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

CORRELATION SWAP CONTRACTS ^
		Correlation	Effective	Termination	Vega	Unrealized
Counterparty	Underlying Positions (a)	Strike	Date	Date	Notional	Gain / (Loss)
CITI	SX5E & EUR/GBP FX	-32.00%	4/26/2017	12/20/2019	50,000 EUR	$506,544
CITI	SX5E & EUR/JPY FX	12.00%	2/2/2017	12/21/2018	25,000 EUR	372,083
CITI	SX5E & EUR/JPY FX	16.00%	2/3/2017	12/21/2018	15,000 EUR	223,249
CITI	SX5E & EUR/KRW FX	-55.00%	4/26/2018	12/24/2019	33,000 EUR	879,995
CITI	SX5E & EUR/USD FX	-24.00%	4/26/2017	12/21/2018	60,000 EUR	719,613
CITI	SX5E & EUR/USD FX	-29.00%	10/14/2016	12/21/2018	100,000 EUR	1,812,791
CITI	SX5E & EUR/USD FX	-24.50%	2/16/2018	12/20/2019	50,000 EUR	641,333
CITI	SX5E & EUR/USD FX	-27.00%	3/23/2018	12/20/2019	40,000 EUR	580,954
MS	EUR/MXN FX & USD/MXN FX	79.25%	1/12/2018	1/15/2019	(100,000) USD	(381,233)
MS	EUR/USD FX & EUR/GBP FX	30.00%	2/28/2018	2/28/2019	90,000 EUR	262,256
MS	SX5E & EUR/GBP FX	-30.50%	4/30/2018	12/20/2019	33,000 EUR	274,059
MS	SX5E & EUR/GBP FX	-25.00%	1/31/2018	12/18/2020	30,000 EUR	213,266
MS	SX5E & EUR/JPY FX	7.00%	1/5/2017	12/20/2019	25,000 EUR	376,057
MS	SX5E & EUR/JPY FX	18.00%	3/16/2017	12/21/2018	30,000 EUR	244,137
MS	SX5E & EUR/JPY FX	6.00%	12/19/2016	12/21/2018	40,000 EUR	1,044,058
MS	SX5E & EUR/JPY FX	10.00%	1/5/2017	12/21/2018	50,000 EUR	1,018,543
MS	SX5E & EUR/KRW FX	-47.00%	5/25/2017	12/21/2018	40,000 EUR	804,377
MS	SX5E & EUR/USD FX	-24.50%	2/8/2017	12/21/2018	40,000 EUR	621,416
MS	SX5E & EUR/USD FX	-29.00%	10/6/2017	12/20/2019	30,000 EUR	608,005
MS	USD/KRW FX & EUR/KRW FX	61.75%	7/12/2018	7/14/2020	(95,000) USD	427,968
SG	SX5E & EUR/KRW FX	-48.00%	3/7/2018	9/20/2019	35,000 EUR	596,211
SG	SX5E & EUR/USD FX	-28.00%	4/3/2018	6/19/2020	50,000 EUR	561,691

TOTAL OF CORRELATION SWAP CONTRACTS						$12,407,373

DISPERSION SWAP CONTRACT ^
			Effective	Termination	Vega	Unrealized
Counterparty	Reference Entity (b)		Date	Date	Notional	Gain / (Loss)
CITI	SX5E Custom Basket		6/14/2018	12/20/2019	500,000 EUR	$537,417

Counterparty abbreviations: CITI - Citigroup, MS - Morgan Stanley, SG - Societe Generale

Reference entity abbreviation: SX5E - Euro Stoxx 50 Index

^ Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

(a) Payment to or from counterparty is based on the realized correlation between each pair of underlying positions listed in each swap's description from effective date until termination date. Payment occurs at termination date.

(b) The table on the following page provides information on the underlying components of the dispersion swap contract. Payment occurs at termination date.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

Citgroup SX5E Custom Basket
Effective date: June 14, 2018 Termination Date: December 20, 2019

Swap has two legs. The first leg's underlying reference is the SX5E Index. The second leg references a basket of underlying securities listed below. Payment to or from Citigroup is based on the comparative variance of the underlying components of each leg.

Underlying Security	Volatility Strike (GBP)	Vega Notional

SX5E Index	18.31%	(500,000	) EUR
Crédit Agricole SA	23.26	25,000	EUR
Allianz SE-Reg	20.12	25,000	EUR
Bank of America Corp.	24.80	28,571	USD
Julius Baer Group Ltd.	24.12	28,918	CHF
Banco Bilbao Vizcaya Argentaria SA	26.37	25,000	EUR
BNP Paribas SA	23.00	25,000	EUR
Muenchener Rueckver AG-Reg	19.88	25,000	EUR
Continental AG	23.92	25,000	EUR
AXA SA	21.73	25,000	EUR
Credit Suisse Group AG	25.30	28,918	CHF
Societe Generale SA	24.55	25,000	EUR
The Goldman Sachs Group Inc.	24.40	28,571	USE
ING Groep NV	23.53	25,000	EUR
Morgan Stanley	25.90	28,571	USE
Novartis AG-Reg	17.73	28,918	CHF
Renault SA	24.14	25,000	EUR
Roche Holding AG	16.55	28,918	CHF
Banco Santander SA	26.27	25,000	EUR
UBS Group AG	21.81	28,918	CHF
Peugeot SA	28.19	25,000	EUR

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

VARIANCE SWAP CONTRACTS *

Counterparty	Swap Type & Reference Entity	Volatility or Correlation Strike #	Effective Date	Termination Date	Vega Notional	Unrealized Gain / (Loss)
BAML	NKY Up Variance Swap (a) ^	21.65%	2/17/2017	12/11/2020	56,375,000 JPY	$(1,364,122)
BAML	SPX Variance Swap	20.90%	2/17/2017	12/18/2020	(500,000) USD	2,042,568
CITI	EUR / USD Volatility Swap	7.70%	10/19/2017	10/23/2018	550,000 USD	(230,450)
CITI	SPX Variance Swap	16.51%	12/12/2017	1/18/2019	(1,000,000) USD	1,814,375
CITI	USD / RUB Volatility Swap	13.50%	6/28/2018	9/27/2018	200,000 USD	415,024
DB	GBP / USD Volatility Swap	8.03%	6/6/2018	12/6/2018	400,000 USD	(74,845)
DB	HSCEI / SPX Variance Swap (b) ^	20.00% and 22.90%	6/28/2018	12/30/2020	150,000 USD	331,821
DB	HSCEI Up Variance Swap (c) ^	22.40%	6/25/2018	6/29/2020	250,000 USD	(10,695)
DB	NZD / USD Volatility Swap	8.75%	6/6/2018	12/6/2018	350,000 USD	9,116
DB	USD / CNH Volatility Swap	4.64%	6/6/2018	12/6/2018	500,000 USD	1,314,570
DB	USD / RUB Volatility Swap	13.59%	6/27/2018	9/27/2018	300,000 USD	595,577
MS	AUD / USD Volatility Swap	8.40%	5/17/2018	11/19/2018	470,000 USD	429,788
MS	EUR / USD Volatility Swap	7.95%	2/21/2018	2/21/2019	400,000 EUR	(216,227)
MS	SPX Variance Swap	15.80%	1/22/2018	12/21/2018	(400,000) USD	191,808
MS	SX5E Up Variance Swap (d) ^	18.10%	2/26/2018	12/20/2019	300,000 EUR	(749,940)
MS	SX5E Variance Swap (e) ^	18.28%	3/29/2018	12/18/2020	300,000 EUR	(358,684)
MS	SX5E Variance Swap	18.15%	2/27/2018	12/20/2019	(300,000) EUR	868,846
MS	SX5E / SPX Variance Swap Agreement (f) ^	20.55% and 22.20%	6/1/2018	12/18/2020	450,000 USD	390,163
MS	SX5E / SPX Variance Swap Agreement (g) ^	0.00% and 0.00%	3/13/2018	12/20/2019	600,000 USD	324,742
MS	UKX FTSE 100 Up Variance Swap (h) ^	14.50%	1/22/2018	12/21/2018	270,000 GBP	(357,240)
MS	USD / CAD Volatility Swap	7.58%	8/17/2018	2/19/2018	650,000 USD	(148,076)
MS	USD / TRY Volatility Swap	12.95%	4/12/2018	10/12/2018	500,000 USD	(6,010,520)
MS	USD / ZAR Volatility Swap	13.55%	4/13/2018	10/12/2018	500,000 USD	2,555,338
SG	FTSE 100 Up Variance Swap (i) ^	14.75%	1/26/2018	12/21/2018	140,000 GBP	(217,526)
SG	HSI Up Variance Swap (j) ^	18.85%	7/21/2017	12/20/2019	600,000 USD	201,449
SG	HSI Variance Swap	24.30%	2/7/2018	12/30/2019	(3,510,000) HKD	1,623,165
SG	KOSPI Corridor Variance Swap (k) ^	16.65%	8/17/2017	12/13/2018	340,950,000 KRW	(949,568)
SG	KOSPI Volatility Swap	16.65%	8/17/2017	12/13/2018	(340,950,000) KRW	1,174,502
SG	RTY Variance Swap	17.60%	7/6/2018	10/19/2018	170,000 USD	694,502
SG	SPX Variance Swap	16.05%	1/26/2018	12/21/2018	(200,000) USD	124,664
SG	SPX Variance Swap	16.10%	1/26/2018	12/21/2018	(200,000) USD	134,189
SG	SX5E Variance Swap	23.95%	4/7/2017	12/18/2020	(325,000) EUR	2,102,613
UBS	AS51 Variance Swap	15.50%	1/17/2018	12/20/2018	(753,000) AUD	2,363,111

TOTAL OF VARIANCE SWAP CONTRACTS						$9,014,038

Counterparty abbreviations: BAML - Bank of America Merrill Lynch, CITI - Citigroup, DB - Deutsche Bank, MS - Morgan Stanley, SG - Societe Generale

Reference entity abbreviations: AS51 - S&P / ASX 200 Index, FTSE 100 - Financial Times Stock Exchange 100 Index, HSI - Hang Seng Index,
HSCEI - Hang Seng China Enterprises Index, KOSPI - KOSPI 200 Index, NKY - Nikkei 225 Index,
RTY - Russell 2000 Index, SPX - S&P 500 Index, SX5E - Euro Stoxx 50 Index
^ Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

* Payment is based on variance or volatility realized during the observation period. Payment is made at termination date.

# If two strikes listed, first strike is for long leg and second rate is short leg of agreement.

(a) Payment from counterparty is based on the volatility of the Nikkei 225 Index until the maturity date while the index price remains above 9,615.

(b) The variance swap consists of one long variance leg and one short variance leg. The long leg is a corridor variance swap with changes in the HSCEI Index only included if closing level is between 7,607.91 and 11,955.29. The short leg is a corridor variance swap with changes in the SPX Index only included if the closing level of the
HSCEI Index is between 7,607.91 and 11,955.29.

(c) Change in the underlying index is only included if current and prior closing levels are above 7,846.23.

(d) Change in underlying index is only included if current and prior day closing levels are above 2,077.908.

(e) Change in underlying index is only included if current and prior day closing levels are above 2,016.90.

(f) The variance swap consists of one long variance leg and one short variance leg. The long leg is a corridor variance swap with changes in the SX5E Index only included if current and prior close is between 2,072.12 and 3,453.54. The short leg is corridor variance swap with changes in the SPX Index only included if current and prior close of the SX5E Index is between 2,072.12 and 3,453.54.

(g) The variance swap consists of one long variance leg and one short variance leg. The long leg is a variance swap with the daily changes of the SPX Index only included if the current value of the SX5E Index is less than 2,514.04. The short leg is a variance swap with daily change of the SX5E Index only included if the current value is less than 1,698.68.

(h) Change in underlying index is only included if current and prior day closing levels are greater than 5,400.81.

(i) Change in underlying index is only included if current and prior day closing levels are above 5,358.50.

(j) Change in underlying index is only included if current and prior day closing levels are above 18,694.263.

(k) Change in underlying index is only included if current and prior day closing levels are between 188.40 and 386.06.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2018

* As a percent of total investments.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities

August 31, 2018

ASSETS

Investments, at value (cost $203,257,627)	$205,050,122
Purchased options, at value (premiums paid $5,876,141)	4,152,242
Foreign currency, at value (cost $263,424)	264,975
Cash collateral for derivative instruments	68,248,473
Deposits at brokers for securities sold short and written options	104,625
Premiums paid for swap contracts	805,985
Unrealized appreciation on swap contracts	34,595,877
Unrealized appreciation on forward currency contracts	2,667
Receivables:
Receivable for investments and derivatives sold	5,152,889
Receivable for Fund shares sold	716,296
Investment interest receivable	294,686
Prepaid expenses	12,269

Total Assets	319,401,106

LIABILITIES

Written options, at value (premiums received $5,239,851)	3,417,675
Premiums received from swap contracts	160,139
Unrealized depreciation on swap contracts	12,241,170
Payables:
Payable for investments and derivatives purchased	410,482
Payable for Fund shares redeemed	96,426
Due to Adviser	396,221
Distribution fees - Investor Shares (see Note 4)	10,669
Accrued expenses and other liabilities	178,831

Total Liabilities	16,911,613

NET ASSETS	$302,489,493

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2018

COMPONENTS OF NET ASSETS

Paid in capital	274,079,008
Accumulated net investment loss	(395,879)
Accumulated realized gain on investments, purchased options, securities sold short,	4,490,862
swap contracts, forward currency contracts, and written options
Net unrealized appreciation (depreciation) on:
Investments	1,792,495
Purchased options	(1,723,899)
Written options	1,822,176
Foreign currency	1,551
Forward currency contracts	2,667
Swap contracts	22,354,707
Translation of assets and liabilites denominated in foreign currency	65,805

Total Net Assets	$302,489,493

Investor Shares

Net assets applicable to shares outstanding	$25,588,466
Shares outstanding (unlimited shares authorized with $0.01 par value)	2,217,951

Net asset value, offering and redemption price* per share	$11.54

Institutional Shares

Net assets applicable to shares outstanding	$276,901,027
Shares outstanding (unlimited shares authorized with $0.01 par value)	23,830,547

Net asset value, offering and redemption price* per share	$11.62

*	Redemption price per share of Investor Shares or Institutional Shares is NAV reduced by 1.00% if shares are held for 60 days or less

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2018

INVESTMENT INCOME

Interest income	$1,470,731
Dividend income	125,813

Total Investment Income	1,596,544

EXPENSES

Management fees	3,442,731
Broker fees (a)	363,894
Administration fees	209,947
Shareholder servicing fees	148,235
Audit fees	104,012
Transfer agent fees	88,192
Registration fees	50,227
Distribution fees (see Note 4)	47,609
Interest expense	36,980
Legal fees	36,354
Printing expense	26,085
Custody fees	22,204
Trustee fees	12,436
Compliance fees	12,034
Other expenses	13,137

Total Expenses	4,614,077
Less: Expenses waived	(216,581)

Net Expenses	4,397,496

Net Investment Loss	(2,800,952)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on:
Investments	1,165,010
Purchased options	(19,895,639)
Securities sold short	47,014
Written options	18,946,058
Forward currency contracts	(6,495)
Swap contracts	26,749,852
Foreign currency transactions	877,789
Net realized gain	27,883,589

Change in unrealized appreciation / (depreciation) on:
Investments	2,010,730
Purchased options	2,249,821
Securities sold short	(326,818)
Written options	(2,066,024)
Foreign currency	1,551
Forward currency contracts	885,059
Swap contracts	(5,822,607)
Translation of assets and liabilites denominated in foreign currency	65,805
Net change in depreciation	(3,002,483)

Net realized and unrealized gain on investments	24,881,106
Net increase in net assets resulting from operations	$22,080,154

(a)	Includes administrative and stock borrowing fees

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
FROM OPERATIONS

Net investment loss	$(2,800,952)	$(3,031,805)
Net realized gain (loss) on investments, purchased options, securities sold
short, swap contracts, written options, and forward currency contracts	27,883,589	(10,597,056)
Change in unrealized appreciation / depreciation on investments, purchased options, securities sold short, swap contracts, written
options, forward currency contracts, and option agreement	(3,002,483)	25,147,922

Net increase in net assets resulting from operations	22,080,154	11,519,061

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
Investor shares	-	(186,255)
Institutional shares	-	(3,484,321)

Decrease in net assets from distributions	-	(3,670,576)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold:
Investor shares	12,857,877	9,422,270
Institutional shares	134,449,820	45,159,592

Proceeds from shares reinvested:
Investor shares	-	186,255
Institutional shares	-	2,661,277

Cost of shares redeemed: *
Investor shares	(4,877,869)	(3,639,923)
Institutional shares	(25,127,376)	(40,181,878)

Net increase in net assets from capital share transactions	117,302,452	13,607,593

Net increase in net assets	139,382,606	21,456,078

NET ASSETS

Beginning of Period	163,106,887	141,650,809
End of Period	$302,489,493	$163,106,887

Accumulated net investment loss	$(395,879)	$(10,001,289)

Investor Shares

Shares sold	1,157,096	918,565
Shares issued on reinvestment of distributions	-	19,182
Shares redeemed	(448,619)	(360,349)

Net increase in shares outstanding	708,477	577,398

Institutional Shares

Shares sold	11,959,859	4,450,632
Shares issued on reinvestment of distributions	-	273,232
Shares redeemed	(2,278,830)	(3,951,708)

Net increase in shares outstanding	9,681,029	772,156

*	Net of redemption fees.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Investor Shares
For a share outstanding throughout each period presented

							Period
	Year Ended		Year Ended		Year Ended		September 30, 2014*
	August 31, 2018		August 31, 2017		August 31, 2016		to August 31, 2015

Net asset value, beginning of period	$10.37		$9.86		$10.11		$10.00

Income/(loss) from investment operations:

Net investment loss (1)	(0.18)		(0.23)		(0.22)		(0.21)
Net realized and unrealized gain on investments	1.35		0.96		0.16		0.46

Total from investment operations	1.17		0.73		(0.06)		0.25

Less distributions:

From net investment income	-		(0.22)		-		-
From net realized gains	-		-		(0.19)		(0.14)

Total distributions	-		(0.22)		(0.19)		(0.14)

Redemption fee proceeds (1)	0.00	(2)	0.00	(2)	0.00	(2)	-

Net asset value, end of period	$11.54		$10.37		$9.86		$10.11

Total return (3)	11.28%		7.56%		-0.59%		2.62%	(4)

Net assets, end of period (in thousands)	$25,588		$15,658		$9,189		$185

Ratio of expenses to average net assets:

Before fees waived (6)	2.58%		2.78%		2.66%		2.76%	(5)
After fees waived (6)	2.40%		2.61%		2.43%		2.38%	(5)

Ratio of net investment loss to average net assets:

Before fees waived (7)	-1.80%		-2.38%		-2.49%		-2.71%	(5)
After fees waived (7)	-1.62%		-2.22%		-2.25%		-2.33%	(5)

Portfolio turnover rate (8)	8%		65%		62%		195%	(4)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Performance reported does not reflect sales charges. Effective December 31, 2015, the class no longer has an initial sales charge.

(4)	Not annualized

(5)	Annualized

(6)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015,  August 31, 2016, August 31, 2017 and August 31, 2018, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.63%, 2.43%, 2.37% and 2.39%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.25%, 2.20%, 2.20%, and 2.20%, respectively.

(7)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017 and August 31, 2018, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.58%, -2.26%, -1.97% and -1.60% respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -2.20%, -2.02%, -1.81% and -1.42%, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Institutional Shares
For a share outstanding throughout each period presented

							Period
	Year Ended		Year Ended		Year Ended		September 30, 2014 *
	August 31, 2018		August 31, 2017		August 31, 2016		to August 31, 2015

Net asset value, beginning of period	$10.42		$9.90		$10.14		$10.00

Income/(loss) from investment operations:

Net investment loss (1)	(0.15)		(0.20)		(0.20)		(0.19)
Net realized and unrealized gain on investments	1.35		0.96		0.15		0.47

Total from investment operations	1.20		0.76		(0.05)		0.28

Less distributions:

From net investment income	-		(0.24)		-		-
From net realized gains	-		-		(0.19)		(0.14)

Total distributions	-		(0.24)		(0.19)		(0.14)

Redemption fee proceeds (1)	0.00	(2)	0.00	(2)	0.00	(2)	-

Net asset value, end of period	$11.62		$10.42		$9.90		$10.14

Total return	11.52%		7.88%		-0.48%		2.93%	(3)

Net assets, end of period (in thousands)	$276,901		$147,449		$132,462		$60,328

Ratio of expenses to average net assets:

Before fees waived (5)	2.25%		2.42%		2.30%		2.49%	(4)
After fees waived (5)	2.15%		2.34%		2.14%		2.17%	(4)

Ratio of net investment loss to average net assets:

Before fees waived (6)	-1.46%		-2.02%		-2.13%		-2.45%	(4)
After fees waived (6)	-1.36%		-1.95%		-1.97%		-2.13%	(4)

Portfolio turnover rate (7)	8%		65%		62%		195%	(3)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Not annualized

(4)	Annualized

(5)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017 and August 31, 2018, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.34%, 2.10%, 2.03% and 2.05%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.02%, 1.95%, 1.95% and 1.95%, respectively.

(6)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016, August 31, 2017 and August 31, 2018, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.30%, -1.94%, -1.63%, and -1.26%, respectively.  Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were
-1.98%,  -1.79%, -1.56% and -1.16%, respectively.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

Note 1 – Organization

Infinity Q Diversified Alpha Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Infinity Q Capital Management LLC (the “Adviser”) serves as the investment manager to the Fund.

The Fund seeks to generate positive absolute returns. The Fund’s objective is not fundamental, and may be changed without shareholder approval. The Fund commenced operations on September 30, 2014. The Fund currently offers two share classes, Investor Class and Institutional Class. Each class of shares represents an equal interest in the Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. Income, expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Infinity Q Commodity Fund Ltd. (the “Subsidiary”). The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At August 31, 2018 the Fund’s investment in the Subsidiary represented approximately 9.7% of the Fund’s net assets.

The results of the operations of the Subsidiary were as follows:

Net investment loss	$(850,018)
Net realized gain	956,732
Net change in unrealized appreciation (depreciation)	-
Net increase in net assets resulting from Operations	$106,714

The Consolidated Financial Statements of the Fund include the investment activity and financial statements of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the Subsidiary. For that reason, references to the Fund may also include its Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

At August 31, 2018, the investments held in the Subsidiary were swap contracts, for which the notional amount was $124,891,881, and a money market investment as included in the Consolidated Schedule of Investments. At August 31, 2018, there were no unrealized gains or losses in the Subsidiary. The Subsidiary holds cash and cash equivalents as collateral on the swap contracts.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Debt securities including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

Short-term investments classified as money market instruments are valued at net asset value price. These investments are categorized as Level 1 of the fair value hierarchy.

Other financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by the Adviser or a pricing service using model pricing tailored to the type of security held. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates.

The liquidity of individual options is dynamic and changes as a function of the market environment for the underlying security. The Fund values exchange traded options at mean price. For currency and barrier options, valuation models are employed using available market data. These option positions are categorized as Level 2 in the fair value hierarchy.

The Fund makes investments in forward starting calls and puts on major equity indices. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. Quotes from a pricing service are used to estimate the implied volatility levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position, and depending on the direction of the change, could either increase or decrease a position’s value.

Credit Default Swaps (CDS) are valued using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy.

The Fund makes investments in various types of volatility and variance swaps. The Adviser deems vanilla volatility and variance swaps as Level 2 positions and corridor variance swaps as Level 3 positions in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each corridor variance swap trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position.

The Fund makes dispersion investments using volatility and variance swaps and options on dispersion. With the exception of dispersion trades, single stock volatility and variance swaps rarely trade. As a result, the Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each leg of the dispersion trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position, and depending on the direction of the change, could either increase or decrease a position’s value.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

The Fund makes cross-asset correlation investments using correlation and covariance swaps. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses a third party calculation agent to value these positions. The local volatility model is used to calculate the fair correlation level for correlation swaps. Quotes from a pricing service are used to estimate the implied correlation levels as an input to these models. A significant change in implied volatility could have a significant impact on the value of a position, and depending on the direction of the change, could either increase or decrease a position’s value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair values of the Fund’s consolidated investments in each investment type as of August 31, 2018:
	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$6,300,571	$-	$-	$6,300,571
Options Purchased	-	3,248,482	903,760	4,152,242
Short-Term Investments	198,749,551	-	-	198,749,551
Total Assets	205,050,122	3,248,482	903,760	209,202,364

	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments *
Written Options	$-	$(3,417,675)	$-	$(3,417,675)
Forward Currency Contracts	-	2,667	-	2,667
Credit Default Swaps	-	(694,049)	-	(694,049)
Total Return Swap Contracts	-	1,089,928	-	1,089,928
Correlation Swap Contracts	-	-	12,407,373	12,407,373
Dispersion Swap Contract	-	-	537,417	537,417
Variance Swap Contracts	-	11,773,638	(2,759,600)	9,014,038
Total	$-	$8,754,509	$10,185,190	$18,939,699

* Other financial instruments are derivative instruments, including swap contracts, foreign currency contracts, and written options. Total return swap contracts, credit default swap contracts, other swap contracts, and foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.
	Purchased Options	Other Financial Instruments
Balance at August 31, 2017	$565,236	$18,945,355
Purchased	1,480,000	-
Sale Proceeds	(2,046,395)	(12,235,292)
Realized Gain (Loss)	1,052,009	12,235,292
Change in unrealized appreciation/depreciation	(147,090)	(8,760,165)
Balance at August 31, 2018	$903,760	$10,185,190
Change in unrealized appreciation/depreciation for Level 3 instruments held at August 31, 2018	$(576,240)	$1,199,458

(b) Securities Sold Short

The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

(c) Derivatives

The Fund utilizes derivatives in its investment strategies. The Fund’s primary strategies are as follows: Volatility, Equity Long Short, Relative Value, and Global Macro. The Fund implements these strategies by investing either directly in, or through swaps and options on, a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, master limited partnerships, credit derivatives, convertible securities, futures, forwards, options and swaps.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended August 31, 2018 was related to the use of swap contracts, purchased and written options, option agreements, and forward foreign currency contracts.

Swap Agreements – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or “basket” of securities, or an index). The value of the Fund’s swap positions increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. The Fund also makes investments in other swaps, including variance, dispersion, and correlation swaps. These swaps have strike prices for the underlying volatility or correlation of an index, basket, or foreign exchange rate, and the Fund realizes a gain or loss based on the realized value during the observation period relative to the strike price for the respective swap type.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

The Fund also enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection.  The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund.  The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract.  If a credit event occurs, an auction process is used to determine the “recovery value” of the contract.  The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract.  If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.  Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses. As of August 31, 2018, the Fund had outstanding swap contracts as listed on the Consolidated Schedule of Investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing transaction is less than the premium received. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable price change in the underlying position. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing transaction is more than the premium paid.

The Fund both purchased and wrote options contracts during the period ended August 31, 2018. The Fund had outstanding purchased and written option contracts as listed on the Consolidated Schedule of Investments as of August 31, 2018.

Forward and Futures Contracts – The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund entered into forward currency contracts during the year ended August 31, 2018. The Fund had outstanding forward currency contracts outstanding as listed on the Consolidated Schedule of Investments as of August 31, 2018.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

Derivative Investment Holdings Categorized by Risk Exposure - The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of August 31, 2018:

Consolidated Statement of Assets and Liabilities Location

	Assets
	Purchased Options	Unrealized Appreciation on Forward Currency Contracts	Unrealized Appreciation on Swap Contracts *
Commodity Contracts	$587,250	$-	$-
Currency Contracts	1,169,252	2,667	-
Equity Contracts	625,965	-	1,442,276
Volatility Contracts	1,769,775	-	33,153,601
Total	$4,152,242	$2,667	$34,595,877

	Liabilities
	Written Options	Unrealized Depreciation on Forward Currency Contracts	Unrealized Depreciation on Swap Contracts *
Commodity Contracts	$(559,125)	$-	$-
Credit Contracts	-	-	(694,049)
Currency Contracts	(803,650)	-	-
Equity Contracts	(1,382,400)	-	(477,995)
Volatility Contracts	(672,500)	-	(11,069,126)
Total	$(3,417,675)	$-	$(12,241,170)

* Includes cumulative appreciation/depreciation of swap contracts as shown in the Schedule of Investments.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

The following tables set forth the Fund’s realized and unrealized gain / (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended August 31, 2018:

Amount of Realized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Currency Contracts	Total
Commodity Contracts	$(115,363)	$1,140,973	$-	$-	$1,025,610
Credit Contracts	-	46,826	-	-	46,826
Currency Contracts	(2,643,787)	-	156,159	(6,495)	(2,494,123)
Equity Contracts	(17,954,842)	1,642,214	17,735,394	-	1,422,766
Interest Contracts	(250,961)	-	116,000	-	(134,961)
Volatility Contracts	1,069,314	23,919,839	938,505	-	25,927,658
Total	$(19,895,639)	$26,749,852	$18,946,058	$(6,495)	$25,793,776

Change in Unrealized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Currency Contracts	Total
Commodity Contracts	$482,731	$-	$1,027,200	$-	$1,509,931
Credit Contracts	-	(195,928)	-	-	(195,928)
Currency Contracts	855,044	-	(1,138,932)	885,059	601,171
Equity Contracts	741,353	(79,431)	(1,694,402)	-	(1,032,480)
Volatility Contracts	170,693	(5,547,248)	(259,890)	-	(5,636,445)
Total	$2,249,821	$(5,822,607)	$(2,066,024)	$885,059	$(4,753,751)

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

The following table shows the average volume of derivative activity for the Fund during the year ended August 31, 2018:

Derivative Type	Unit of Measure	Average Volume
Credit default swaps	Notional Amount	$39,000,000
Total return swaps and other swaps	Notional Amount	$420,626,852
Purchased options	Contracts	35,582
Purchased options	Notional Amount	$140,769,189
Purchased option currency contracts	Principal Amount	$125,248,380
Written options	Contracts	(35,715)
Written options	Notional Amount	$(75,000,000)
Written option currency contracts	Principal Amount	$(118,598,541)
Forward currency contracts	Notional Amount	$68,019,567

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Certain of the Fund’s Master Netting Arrangements establish provisions, including minimum levels of net assets in the Fund or Subsidiary, limits regarding the decline in net assets over specific time periods, or failure to deliver required payments or collateral, that allow the counterparty to terminate any derivative contracts under the respective agreement and request immediate payment or pay any amounts due the Fund.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

As of August 31, 2018, the Fund held the following derivative instruments that were subject to offsetting on the Consolidated Statement of Assets and Liabilities:

				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Assets:

Forward Contracts
Morgan Stanley	$2,667	-	$2,667	$-	-	$2,667

Options
Bank of America Merrill Lynch	479,180	-	479,180	(479,180)	-	-
Deutsche Bank	894,600	-	894,600	(619,100)	-	275,500
Morgan Stanley	1,178,412	-	1,178,412	(184,550)	-	993,862
UBS	1,600,050	-	1,600,050	(1,490,825)	-	109,225

Total Return Swaps
Societe Generale	1,567,923	-	1,567,923	(477,995)	-	1,089,928

Other Swaps
Bank of America Merrill Lynch	2,042,568	-	2,042,568	(1,364,122)	-	678,446
Citigroup	8,503,378	-	8,503,378	(230,450)	-	8,272,928
Deutsche Bank	2,251,084	-	2,251,084	(85,540)	-	2,165,544
Morgan Stanley	10,654,827	-	10,654,827	(8,221,920)	-	2,432,907
Societe Generale	7,212,986	-	7,212,986	(1,167,094)	-	6,045,892
UBS	2,363,111	-	2,363,111	-	-	2,363,111

	$38,750,786	$-	$38,750,786	$(14,320,776)	$-	$24,430,010

(1)	Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Liabilities:

Credit Default Swaps
Bank of America Merrill Lynch	$(551,855)	-	$(551,855)	$-	$551,855	$-
Morgan Stanley	(142,194)	-	(142,194)	-	142,194	-

Written Options
Bank of America Merrill Lynch	(1,123,200)	-	(1,123,200)	479,180	644,020	-
Deutsche Bank	(619,100)	-	(619,100)	619,100	-	-
Morgan Stanley	(184,550)	-	(184,550)	184,550	-	-
UBS	(1,490,825)	-	(1,490,825)	1,490,825	-	-

Total Return Swaps
Societe Generale	(477,995)	-	(477,995)	477,995	-	-

Other Swaps
Bank of America Merrill Lynch	(1,364,122)	-	(1,364,122)	1,364,122	-	-
Citigroup	(230,450)	-	(230,450)	230,450	-	-
Deutsche Bank	(85,540)	-	(85,540)	85,540
Morgan Stanley	(8,221,920)	-	(8,221,920)	8,221,920	-	-
Societe Generale	(1,167,094)	-	(1,167,094)	1,167,094	-	-

	$(1,658,845)	$-	$(15,658,845)	$14,320,776	$1,338,069	$-

(1)	Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

(d) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. As of August 31, 2018, the tax years ended August 31, 2015, August 31, 2016 and August 31, 2017 are subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income and net realized gains from investment transactions, if any, will be distributed annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h) Security Transactions and Investment Income

The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the specific identification method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(i) Restricted Cash & Deposits with Broker

At August 31, 2018, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On August 31, 2018, the Fund had pledged the following amounts as collateral for open currency contracts, swap contracts, and written options:

Counterparty	Amount Pledged
Bank of America Merrill Lynch	$25,882,440
Citigroup	6,846,700
Deutsche Bank	3,530,000
Morgan Stanley	22,010,000
Societe Generale	7,660,000
UBS	2,319,333
$68,248,473

At August 31, 2018, the Fund had $104,625 deposited at Citigroup for short sales and options transactions as reflected on the Consolidated Statement of Assets and Liabilities.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.70%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.95% and 2.20% of average daily net assets for Institutional Class shares and Investor Class shares, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement during the trailing three years, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year.

At August 31, 2018, the amounts waived by the Adviser by year are as follows:

Amounts Available for Recoupment	Expiration
$ 174,049	August 31, 2019
127,173	August 31, 2020
216,581	August 31, 2021
$ 517,803

U.S. Bank Global Fund Services (“USBFS”), serves as the Fund’s administrator and transfer agent.  U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund’s distributor and principal underwriter. Fees paid to USBFS and USBFS affiliates during the year ended August 31, 2018 were as follows:

Administration	$209,947
Custody	22,204
Transfer Agency	88,192
Chief Compliance Officer	12,034

At August 31, 2018, the Fund had payables due to USBFS and USBFS affiliate for administration, transfer agent fees and custody fees in the following amounts:

Administration	$42,246
Custody	4,187
Transfer Agency	10,909
Chief Compliance Officer	2,233

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

The Independent Trustees were paid $12,436 for their services and reimbursement of travel expenses during the year ended August 31, 2018. No compensation is paid to the Interested Trustee or officers of the Trust.

Note 4 – Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Investor Class shares (the “Plan”) that allows the Fund to pay fees for the sale, distribution and servicing of its Investor Class shares. The Plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares’ average daily net assets. The Fund paid $47,609 in distribution fees for the year ended August 31, 2018.

Third party distribution and servicing expenses may be paid directly by the Fund or through the Adviser in its administrative role for purposes of facilitating and monitoring payments under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Adviser out of the fees received under the Plan and may be paid out of the Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

Note 5 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of August 31, 2018, Charles Schwab & Company, Inc. held approximately 78% and 51%, in aggregate for the benefit of others, of the outstanding Investor Class and Institutional Class shares of the Fund, respectively.

Note 6 – Investment Transactions

Purchases and sales of investment securities (excluding swap contracts, options, and other short-term investments) for the Fund for the year ended August 31, 2018, were $17,105,981 and $43,068,274, respectively.

Note 7 – Tax Information and Distributions to Shareholders

The tax character of distributions paid during the years ended August 31, 2017, and August 31, 2018 were as follows:

	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions Paid From:
Ordinary Income	$-	$3,670,576
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total Distributions Paid	$-	$3,670,576

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

As of August 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:
	Investments	Written Options	Forward Currencies	Forward Currency Contracts	Swap Contracts	Total
Tax Cost of Investments	$208,251,605	$1,997,627	$263,424	$-	$395,879	$210,908,535
Unrealized Appreciation	3,867,874	274,583	3,844	2,667	33,027,954	37,176,922
Unrealized Depreciation	(2,851,311)	(450,034)	(2,293)	-	(11,069,126)	(14,372,764)
Net Unrealized Appreciation (Depreciation)	1,016,563	(175,451)	1,551	2,667	21,958,828	22,804,158
Undistributed Ordinary Income	1,301,848	-	-	-	-	1,301,848
Undistributed Long-term Capital Gains	4,304,479	-	-	-	-	4,304,479
Total Accumulated Gain/(Loss)	6,622,890	(175,451)	1,551	2,667	21,958,828	28,410,485

U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to holdings in derivative investments and the investment in the Subsidiary. These classifications have no effect on net assets or net asset value per share. For the year ended August 31, 2018, the following table shows the reclassifications made:

Undistributed Net Investment Income / (Loss)	Accumulated Net Realized Gain / (Loss)	Paid in Capital
$ 12,406,362	$ (12,289,283)	$ (117,079)

At August 31, 2018, the Fund had no capital loss carryforwards, which would reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2018

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At August 31, 2018, the Fund did not defer on a tax basis, any post-October or late-year losses.

Note 8 – Underlying Investment in Other Investment Companies

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Portfolio - Class I (“Fidelity”). The performance of the Fund may be directly affected by the performance of Fidelity. Fidelity is registered under the 1940 Act as an open-ended management investment company. Fidelity invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Fidelity also invests more than 25% of its total assets in the financial services industries. The financial statements of Fidelity, including the portfolio of investments, can be found at the Security and Exchange Commission’s website and should be read in conjunction with the Fund’s financial statements. As of August 31, 2018, approximately 60.0% of the Fund’s net assets were invested in Fidelity.

Note 9 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to August 31, 2018 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Note 10 – New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted certain portions of the disclosure changes, and management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

EISNERAMPER

EisnerAmper LLP
750 Third Avenue
New York, NY 10017
T 212.949.8700
F 212.891.4100
www.eisneramper.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios and the
Shareholders of Infinity Q Diversified Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Infinity Q Diversified Alpha Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the consolidated schedule of investments as of August 31, 2018, and the related consolidated statements of operations, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). The consolidated statement of changes in net assets for the year ended August 31, 2017 and the consolidated financial highlights for the years ended August 31, 2017 and 2016 and the period from September 30, 2014 (commencement of operations) to August 31, 2015 were audited by another independent registered public accounting firm whose report dated February 1, 2018 expressed an unqualified opinion on such consolidated financial statement and financial highlights. In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of August 31, 2018, and the consolidated results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and third-party counterparties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

EisnerAmper LLP

We have served as the Fund's auditor since 2018.

EISNERAMPER LLP
New York, New York
October 29, 2018

Infinity Q Diversified Alpha Fund
TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013, Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

Infinity Q Diversified Alpha Fund
TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present)

(1)   Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)   “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)   The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)   Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-844-IQFUND1.

General Information

Infinity Q Diversified Alpha Fund
August 31, 2018 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-844-IQFUND1 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended August 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infinity Q Diversified Alpha Fund               0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2018 was as follows:

Infinity Q Diversified Alpha Fund               0.00%

INFINITY Q DIVERSIFIED ALPHA FUND

ANNUAL REPORT – Period Ended August 31, 2018

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 21 and 22, 2018, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Infinity Q  Capital Management, LLC (“Infinity Q” or the “Adviser”), for the Infinity Q Diversified Alpha Fund (the “Fund”).  Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund.  The Board noted that the Adviser’s implementation of the Fund’s multifaceted investment strategy requires a specialized set of skills.  The Board also considered the resources and compliance structure of Infinity Q, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan.  The Board also considered the prior relationship between Infinity Q and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that Infinity Q had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes.  The Board considered that the Fund had outperformed relative to its peer group median/average as of June 30, 2018 and relevant benchmark indexes as of March 31, 2018 and, further, that the Fund had recently achieved a three year performance record.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Infinity Q were fair and reasonable.

•
With respect to the Fund, the Trustees considered Infinity Q’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved.  The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•
The Trustees considered the profitability of Infinity Q from managing the Fund.  In assessing Infinity Q’s profitability, the Trustees reviewed Infinity Q’s financial information that was provided in the materials and took into account both the direct and indirect benefits to Infinity Q from managing the Fund.  The Trustees concluded that Infinity Q’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Infinity Q appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Change in Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Fund to audit the financial statements for the fiscal year ended August 31, 2017.

The Trust engaged EisnerAmper LLP (“Eisner”) on June 21, 2018 to audit the Fund’s financial statements for the fiscal year ending August 31, 2018.

The report of BBD on the financial statements for the fiscal year ended August 31, 2017, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audit for the fiscal year ended August 31, 2017, there have been no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD would have caused them to make reference thereto in their report on the financial statements.

Investment Adviser
Infinity Q Capital Management, LLC
888 7th Avenue, Suite 3700
New York, NY 10106

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
EisnerAmper LLP
750 Third Avenue
New York, NY 10017

Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Infinity Q Diversified Alpha Fund
	EisnerAmper LLC	BBD, LLP
	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$55,000	$35,000
Audit-Related Fees	N/A	N/A
Tax Fees	$10,000	$4,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Infinity Q Diversified Alpha Fund
	EisnerAmper LLC	BBD, LLP
	FYE 8/31/2018	FYE 8/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Infinity Q Diversified Alpha Fund
	EisnerAmper LLC	BBD, LLP
Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	$10,000	$4,500
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Response letter filed herewith.

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Fund to audit the financial statements for the fiscal year ended August 31, 2017 and resigned from the engagement on June 21, 2018. Pursuent to the audit committee's recommendation, the Trust engaged EisnerAmper LLP on June 21, 2018 to audit the Fund’s financial statements for the fiscal year ending August 31, 2018.

The report of BBD on the financial statements for the fiscal year ended August 31, 2017, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audit for the fiscal year ended August 31, 2017, there have been no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD would have caused them to make reference thereto in their report on the financial statements.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  November 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  November 9, 2018

By  /s/ Russell B. Simon
Russell B. Simon, Treasurer

Date  November 8, 2018